AIM ETF Products Trust
(the “Trust”)
And the Trust’s series
AllianzIM U.S. Large Cap Buffer10 Oct ETF
AllianzIM U.S. Large Cap Buffer20 Oct ETF
AllianzIM U.S. Large Cap 6 Month Buffer10 Apr/Oct ETF
(each a “Fund” and together the “Funds”)

Supplement, dated October 1, 2022
to the Trust’s Statement of Additional Information (“SAI”), dated February 1, 2022

This supplement updates certain information contained in the SAI and should be attached to the SAI and retained for future reference.

As of October 1, 2022, information about the Funds is included in an updated SAI dated October 1, 2022 related to the Funds.  As a result, the Funds are no longer included in the SAI relating to the other series of the Trust and, therefore, any references to the Funds in the SAI dated February 1, 2022 are hereby deleted.